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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 5, 2000


                          Discover Card Master Trust I
                  -------------------------------------------
               (Exact name of registrant as specified in charter)



                Delaware                0-23108                 51-0020270
                --------                -------                 ----------
               (State of              (Commission             (IRS Employer
             Organization)           File Number)          Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                             19720
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.      Other Events
             ------------

             Series 2000-4. On May 5, 2000, the registrant made available to
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investors a prospectus supplement, dated May 2, 2000, and prospectus, dated May
2, 2000, with respect to the issuance of $650,000,000 aggregate principal amount of Series 2000-4 Floating Rate Class A Credit Card Pass-Through Certificates and $34,211,000 aggregate principal amount of Series 2000-4 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2000-4, to be dated as of May 10, 2000, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as
Exhibit 99.

Item 7.      Exhibits
             --------

Exhibit No.  Description
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Exhibit 99   Prospectus, dated May 2, 2000, and Prospectus Supplement,
             dated May 2, 2000, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2000-4.












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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Discover Card Master Trust I
                                  (Registrant)


                                By:  Greenwood Trust Company
                                     (Originator of the Trust)



Date: May 5, 2000               By: /s/ John J. Coane
                                    ----------------------
                                    John J. Coane
                                    Vice President, Chief Accounting Officer,
                                      Treasurer and Assistant Secretary










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                                INDEX TO EXHIBITS
                                -----------------
Exhibit   Description                                                   Page
-------   -----------                                                   ----


99        Prospectus, dated May 2, 2000, and Prospectus Supplement,       5
          dated May 2, 2000, with respect to the Floating Rate Class
          A Credit Card Pass-Through Certificates and the Floating
          Rate Class B Credit Card Pass-Through Certificates of
          Discover Card Master Trust I, Series 2000-4.












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